Exhibit 10.109

GLOBAL TRADE AND RECEIVEABLES FINANCE BANKER’S GUARANTEE SECTION

ADVISING OF GUARANTEE AMENDMENT ADVICE	DATE 24APR2014

TO:

NAVIG8 CRUDE TANKERS INC

3 TEMASEK AVENUE,

HEX25-01 CENTENNIAL TOWER,

SINGAPORE 039190

DEAR SIR/MADAM,

ISSUING BANK REFERENCE NO	: SLGQA020140230
ISSUING BANK	: KOREA DEVELOPMENT BANK
APPLICANT	: HHIC-PHIL INC.

WITHOUT ANY RESPONSIBILITY ON OUR PART AND ON THE PART OF ANY OF OUR OFFICERS, WE ADVISE HAVING RECEIVED AN AMENDMENT TO THE ABOVE GUARANTEE.

PLEASE ENSURE THE ORIGINAL AMENDMENT IS ATTACHED TO THE ORIGINAL GUARANTEE.

WE ARE PLEASED TO RELEASE THE ORIGINAL INSTRUMENT TO YOU UPON RECEIPT OF YOUR CHEQUE PAYMENT BEING OUR HANDLING FEE, PAYABLE TO ‘THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED’ OR ALTERNATIVELY, YOU MAY AUTHORISE US TO DEBIT SUCH AMOUNT FROM YOUR ACCOUNT MAINTAIN WITH US BY SIGNING AND RETURNING A COPY COPY OF THIS LETTER.

PLEASE NOTE THAT THE PAYMENT OF THE ABOVE CHARGES AND COLLECTION OF THE ORIGINAL INSTRUMENT SHOULD BE CARRIED OUT WITHIN ONE (1) MONTH FROM THE DATE OF THIS LETTER. SHOULD YOU FAIL TO MAKE PAYMENT OF THE ABOVE FEE AND/OR COLLECT THE ORIGNAL INSTRUMENT WITHIN ONE (1) MONTH FROM THE DATE OF THIS LETTER, WE WILL DESTROY THE ORIGNAL INSTRUMENT WITHOUT FURTHER REFERENCE TO YOU.

EMAIL OR FACSIMILE OF THIS ADVICE IS NOT DEEMED TO BE AN OPERATIVE INSTRUMENT.

DETAILS OF OUR CHARGES AS FOLLOWS :-

HANDLING FEE (AMD) SGD	100.00

WE ARE PLEASED TO BE OF ASSISTANCE TO YOU.

FOR ANY ENQUIRIES, PLEASE E-MAIL US AT : TRADE.GTEE@HSBC.COM.SG QUOTING THE ISSUING BANK’S REFERENCE NUMBER.

YOURS FAITHFULLY	TO: HSBC SINGAPORE

(BANKER’S GUARANTEE SECTION)

The Hongkong and Shanghai Banking Corporation Limited

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WE AUTHORISED YOU TO DEBIT OUR
A/C NO.
FOR THE ABOVE.

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AUTHORISED SIGNATORY	AUTHORISED SIGNATORY
COMPANY STAMP :
DATE:

The Hongkong and Shanghai Banking Corporation Limited

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Tue Apr 22 2014 01:29:10 PM HKT SGRRC2Q:69140

GROUP MESSAGING GATEWAY (GMG2.08.002)

PRT NO SGRRC2Q:69140 BY SGR OPR SYS Apr 22, 2014 AT 1:29:10 PM

IRN 141120477927	SERVICE IN SWF8	HASH 1111
SRN 22HSBCSGSGAXXX917060	SERVICE OUT	OSN 917060

SENDER ADDRESS	KODBKRSE
ROUTE CODE (KODBKRSE)	KOREA DEVELOPMENT BANK
16-3 YEOUIDO-DONG
YEONGDEUNGPO-GU SEOUL
150-973 KOREA

*** INFORMATION WARNING BITS SET ***

Copy Service Checked, RMA Authorization success

Standard Digest Verification Success, Processed Routing Msg

Checksum correct, Message Parsed

(1:F01 HSBCSGSGAXXX3931917060)

(2:O7601429140422KODBKRSEAXXX85459942381404221329N)

(3: (108:4552014SN0036442) )

MT 760 GUARANTEE / STANDBY LETTER OF CREDIT

27	Sequence of Total
	Number	1
	Total	/1
20	Transaction Reference Number	SLGQA020140230
23	Further Identification	ISSUE
40C	Applicable Rules
	Type	OTHR
	Narrative	/LAWS OF ENGLAND
77C	Details of Guarantee
LETTER OF GUARANTEE
•
LETTER OF GUARANTEE NO.: SLGQA020140230
•
DATE : APRIL 11, 2014
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GENTLEMEN:
•

WE HEREBY OPEN OUR IRREVOCABLE LETTER OF GUARANTEE NUMBER SLGQA020140230 IN FAVOUR OF NAVIG8 CRUDE TANKERS INC (HEREINAFTER CALLED THE ‘BUYER’) FOR ACCOUNT OF HHIC-PHIL INC. (HEREINAFTER CALLED THE ‘BUILDER’) AS FOLLOWS IN CONNECTION WITH THE SHIPBUILDING CONTRACT DATED MARCH 25, 2014 (HEREINAFTER CALLED ‘CONTRACT’) MADE BY AND BETWEEN THE BUYER AND THE BUILDER FOR THE CONSTRUCTION OF ONE (1) 300,000 DWT CLASS CRUDE OIL CARRIER HAVING THE BUILDER’S HULL NO. NTP0138 (HEREINAFTER CALLED THE ‘VESSEL’).

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IF, IN CONNECTION WITH THE TERMS OF THE CONTRACT, WHETHER SO SUPPLEMENTED, AMENDED, CHANGED OR MODIFIED, THE BUYER SHALL BECOME ENTITLED TO A REFUND OF THE ADVANCE PAYMENT MADE TO THE BUILDER PRIOR TO THE DELIVERY OF THE VESSEL, WE HEREBY IRREVOCABLY GUARANTEE THE REPAYMENT OF THE SAME TO THE BUYER WITHIN TWENTY (20) DAYS AFTER DEMAND NOT EXCEEDING USD 19,272,100,- (SAY U.S. DOLLARS NINETEEN MILLION TWO HUNDRED SEVENTY TWO THOUSAND ONE HUNDRED) TOGETHER WITH INTEREST THEREON AT THE RATE OF SIX PER CENT (6PERCENT) PER ANNUM FROM THE DATE FOLLOWING THE DATE OF RECEIPT BY THE BUILDER TO THE DATE OF REMITTANCE BY TELEGRAPHIC TRANSFER OF SUCH REFUND.

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THE AMOUNT OF THIS GUARANTEE WILL BE AUTOMATICALLY INCREASED UPON THE BUILDER’S RECEIPT OF THE RESPECTIVE INSTALMENT, NOT MORE THAN THREE (3) TIMES, EACH TIME BY THE AMOUNT OF INSTALMENT PLUS INTEREST THEREON AS PROVIDED IN THE CONTRACT, BUT IN ANY EVENTUALITY THE AMOUNT OF THIS GUARANTEE SHALL NOT EXCEED THE TOTAL SUM OF USD 48,180,250 (SAY U.S. DOLLARS FORTY EIGHT MILLION ONE HUNDRED EIGHTY THOUSAND TWO HUNDRED FIFTY ONLY) PLUS INTEREST THEREON AT THE RATE OF SIX PER CENT (6PERCENT) PER ANNUM FROM THE DATE FOLLOWING THE DATE OF THE BUILDER’S RECEIPT OF EACH INSTALEMENT TO THE DATE OF REMITTANCE BY TELEGRAPHIC TRANSFER OF [ILLEGIBLE]

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THE CONTROL OF THE BUILDER, THE INTEREST RATE OF REFUND SHALL BE REDUCED TO FOUR PER CENT (4PERCENT) PER ANNUM AS PROVIDED IN ARTICLE X OF THE CONTRACT.
•

THIS LETTER OF GUARANTEE IS AVAILABLE (SUBJECT TO THE THIRD PARAGRAPH HEREOF) AGAINST THE BUYER’S FIRST WRITTEN DEMAND AND SIGNED STATEMENT CERTIFYING THAT THE BUYER’S DEMAND FOR REFUND HAS BEEN MADE IN CONFORMITY WITH ARTICLE X OF THE CONTRACT AND THE BUILDER HAS FAILED TO MAKE THE REFUND WITHIN THIRTY (30) DAYS AFTER THE BUYER’S DEMAND. REFUND SHALL BE MADE TO THE BUYER BY TELEGRAPHIC TRANSFER IN UNITED STATES DOLLARS.

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IN CASE ANY REFUND IS MADE TO THE BUYER BY THE BUILDER OR BY US UNDER THIS LETTER OF GUARANTEE, OUR LIABILITY HEREUNDER SHALL BE AUTOMATICALLY REDUCED BY THE AMOUNT SUCH REFUND.
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IT IS HEREBY UNDERSTOOD THAT PAYMENT OF ANY INTEREST PROVIDED HEREIN IS BY WAY OF LIQUIDATED DAMAGES DUE TO CANCELLATION OF THE CONTRACT AND NOT BY WAY OF COMPENSATION FOR USE OF MONEY.
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NOTWITHSTANDING THE PROVISIONS HEREINABOVE, IN THE EVENT THAT WITHIN THIRTY (30) DAYS FROM THE DATE OF YOUR CLAIM TO THE BUILDER REFERRED TO ABOVE, WE RECEIVE NOTIFICATION FROM YOU OR THE BUILDER ACCOMPANIED BY WRITTEN CONFIRMATION TO THE EFFECT THAT YOUR CLAIM TO CANCEL THE CONTRACT OR YOUR CLAIM FOR REFUNDMENT THEREUNDER HAS BEEN DISPUTED AND REFERRED TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THE CONTRACT, WE SHALL UNDER THIS GUARANTEE, REFUND TO YOU THE SUM ADJUDGED TO BE DUE TO YOU BY THE BUILDER PURSUANT TO THE AWARD MADE UNDER SUCH ARBITRATION IMMEDIATELY UPON RECEIPT FROM YOU OF A DEMAND FOR THE SUMS SO ADJUDGED AND A COPY OF THE AWARD.

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THIS LETTER OF GUARANTEE SHALL BECOME NULL AND VOID UPON RECEIPT BY THE BUYER OF THE SUM GUARANTEED HEREBY OR UPON ACCEPTANCE BY THE BUYER OF THE DELIVERY OF THE VESSEL IN ACCORDANCE WITH THE TERMS OF THE CONTRACT OR RESCISSION OR TERMINATION OF THE CONTRACT DUE TO THE BUYER’S DEFAULT IN ACCORDANCE WITH THE CONTRACT AND, IN ANY CASE, THIS LETTER OF GUARANTEE SHALL BE RETURNED TO US.

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THIS LETTER OF GUARANTEE IS ASSIGNABLE UPON OUR RECEIPT OF YOUR PRIOR WRITTEN NOTICE AND VALID FROM THE DATE OF THIS LETTER OF GUARANTEE UNTIL SUCH TIME AS THE VESSEL IS DELIVERED BY THE BUILDER TO THE BUYER IN ACCORDANCE WITH THE PROVISIONS OF THE CONTRACT.

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THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND AND THE UNDERSIGNED HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF ENGLAND.
•
VERY TRULY YOURS,
FOR AND ON BEHALF OF
KOREA DEVELOPMENT BANK
BY
NAME : WOON KI, BAEK
TITLE : GENERAL MANAGER

(5: (CHK:615DC95A49F5) )

PRT NO SGRRC2Q:69140 BY SGR OPR SYS Apr 22, 2014 AT 1:29:10 PM

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